                                                                    EXHIBIT 10.9




                                LEASE AGREEMENT

         THIS LEASE is entered into this _____ day of ___________, 19__, by and between GROUP HEALTH SERVICE OF OKLAHOMA INC. hereinafter called "LESSOR" and CONTINENTAL NATURAL GAS, INC., hereinafter called "LESSEE".

         IN CONSIDERATION of the mutual covenants and promises hereinafter contained, the parties hereby mutually agree as follows:

1. LEASED PREMISES: LESSOR hereby leases to LESSEE that portion of the 1400 BOSTON Office building located at 1412 South Boston Avenue, Tulsa, Oklahoma 74119 and consisting of approximately 17.010 NET RENTABLE SQUARE FEET of space, being SUITE NUMBER 500______, (the leased premises) for use as general office space.

2. TERM: The term of this Lease shall be THIRTY-SIX (36) MONTHS COMMENCING JULY 1, 1994 and ending JUNE 30, 1997.

3. RENT: LESSEE agrees to pay as rent for said Leased Premises, the total sum for the entire term of $484,785.00, payable at the rate of $13,466.25 per month for the period JULY 1, 1994 through JUNE 30, 1997, with the rent for the first month payable in advance, and payments thereafter to be made on the first day of each calendar month during the term. The rent for any fractional calendar month shall be prorated. Rent will be payable without notice, offset, demand or rights of abatement.

4. IMPROVEMENT OF LEASED PREMISES: Improvements, alterations and decorations to the Leased Premises shall be made by LESSOR, at LESSOR'S sole cost and expense, as shown on EXHIBITS "A, B" AND "C" to this Lease which are attached hereto and made a part hereof. No alterations, additions or improvements to the Leased Premises except those as specifically set forth herein shall be made without first having the written consent of LESSOR. All structural alterations are specifically prohibited. Any improvements, additions, or alterations made to the Leased Premises shall become a part of the realty and shall not thereafter be removed from the premises by the LESSEE, with the sole exception that LESSEE shall have the right to install trade fixtures which may be removed by LESSEE upon payment to LESSOR of the cost of repairing any damage caused by the removal of said trade fixtures. In no event shall LESSEE ever allow or cause to be filed upon the demised premises any mechanic's or materialman's liens or liens of any kind and in the event of such filing. LESSEE shall cause the same to be removed within ten (10) days of the date thereof.

5. USE OF PROPERTY: LESSEE shall not use the Leased Premises for any unlawful purpose or for any purpose deemed extra hazardous by the fire insurance company that has coverage on the premises. LESSEE shall not commit waste or suffer or permit waste to be committed on said premises. LESSEE shall keep the leased premises in sound condition and good repair, ordinary wear and tear excepted, and will neither do nor permit to be done anything to the said premises that may impair the value thereof. Said LESSEE shall take good care of the premises and fixtures therein and shall quit and surrender said premises at the end or other termination of said lease term in as good condition as the reasonable use thereof will permit. LESSOR or its agent shall, upon reasonable notice to LESSEE, have the right to enter the Leased Premises at reasonable hours of the day to examine the same, or to make such repairs and alterations as may be necessary. To the extent reasonably possible all repairs and alterations shall be made in a manner which will not interfere with the conduct of LESSEE's business. Costs of repairs necessitated by LESSEE's negligent or willful act shall be billed to LESSEE as additional rent. The premise will be used for general office purposes and no other.

6. UTILITIES AND MAINTENANCE: LESSOR at LESSOR's sole cost and expense shall furnish all utilities except telephone, and specifically including heating, air conditioning, and janitor service. LESSOR shall be responsible for the maintenance of the building and shall keep the same





                       LESSOR    /s/    LESSEE    /s/
                              ---------        ---------
                                   PAGE 1
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in good condition.  If LESSEE's occupation of the  leased premises should involve the recurring use thereof after normal business hours (which are 7:00 a.m. to 7:00 p.m., Monday through Friday or as may be established by LESSOR from time to time) such as employment of second or extra shifts, LESSEE hereby agrees to reimburse LESSOR or its increased expenses in providing utilities or services necessary to operate the leased premises in the building after hours, including, but not limited to increased expenses for lighting, heating, air conditioning, for security service, building engineer's overtime and any unusual janitorial service. Additionally, if LESSEE's use of the leased premises should involve the keeping or use of special equipment requiring abnormal electrical current and/or water usage for its upkeep, maintenance or operation, then in either or both events, LESSEE shall pay for LESSOR's increased cost in providing electricity, water and any special heating or air conditioning for such equipment. "Special equipment requiring abnormal electrical current" shall be defined as any equipment such as reproduction equipment, electrical data processing equipment and special lighting, having a rated capacity of 3.5 KWH or requiring more than 120 volts of single phase service. Not included in the category are typewriters, photocopiers, calculators, dictation equipment and similar machines requiring low levels of electricity. In the event LESSEE installs any special equipment requiring abnormal electrical current, LESSEE shall also install electric and/or water metering equipment sufficient to accurately measure the actual usage of electricity and/or water by said equipment. LESSOR shall have access to such metering equipment at all reasonable times and shall prepare a separate monthly statement of electricity and/or water used by such equipment at those rates established for the same by the public utility or agency furnishing such service. LESSEE shall pay to LESSOR the amount shown on such statements within ten (10 days of the date of their receipt. Should LESSEE fail to promptly pay LESSOR's charges for electricity and/or water after timely notice has been made, LESSOR may, at its option, discontinue furnishing such current and/or water for the special equipment to the LESSEE, which shall not be deemed an eviction or disturbance of the LESSEE'S use and quiet enjoyment to the premises.

7. POSSESSION: If this Lease is executed before the premises herein become ready for occupancy and LESSOR cannot acquire and/or deliver possession of the herein Leased Premises by the time the term of this Lease is fixed herein to begin, LESSEE waives any claim for damages due to such delay and LESSOR waives the payment of any rental until LESSOR delivers possession to LESSEE. In such event, notwithstanding any other provision herein to the contrary, this Lease shall actually commence on the date LESSOR delivers possession to LESSEE and the term hereof shall be extended by the same number of days as delivery of possession to the LESSEE is delayed.

         LESSEE agrees to occupy the premises not later than the commencement date of the term.

8. UNIFORM RULES AND REGULATIONS: LESSOR shall have the right to prescribe the uniform rules and regulations for the 1400 BOSTON Office Building as LESSOR may reasonably deem necessary, advisable and appropriate. A schedule of rules now in effect is attached hereto. During the term of this lease and all renewals and extensions thereof, LESSOR shall not revise the rules and regulations in any manner which would adversely affect the conduct of LESSEE's business. LESSEE agrees to comply with all the rules and regulations prescribed by LESSOR. LESSEE shall comply with all governmental laws, ordinances and regulations applicable to the premises and with any order, directive or certificate of occupancy issued pursuant to any law, ordinance or regulations.

9. CASUALTY DAMAGE: If, during the term of this Lease, the building or premises be destroyed by any cause or means whatsoever, or partially so destroyed or damaged so as to render the demised premises or the building unfit for occupancy, then this Lease shall cease and be terminated from the date of such damage or destruction, and LESSEE shall be obligated to surrender said premises and all interest therein to said LESSOR, and LESSEE shall pay rent within this term





                       LESSOR    /s/    LESSEE    /s/
                              ---------        ---------
                                   PAGE 2
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only to the date of destruction, unless, within a period of thirty (30) days from the occurrence of any such damage to or destruction of the demised premises, LESSOR shall elect to restore the demised premises to substantially the condition as existed prior to the occurrence of such casualty and shall also elect to keep this Lease in force and effect; and in the event that LESSOR shall give LESSEE written notice of LESSOR's election within such thirty (30) day period, this Lease shall not terminate, and pending such repair and restoration of the demised premises by LESSOR (but not thereafter) rent payable by LESSEE shall abate. If the premises shall not be destroyed or rendered wholly unfit for occupancy and if LESSOR makes a reasonable effort to effect the repair of the premises, then for the periods of repairs (but not thereafter) the rental shall be abated in part in the same proportion that the premises are rendered unfit for occupancy. This lease and the obligations of the parties hereunder shall not otherwise be affected, and the rent shall recommence immediately after the completion of said repairs. If said premises be so slightly injured as not to be unfit for occupancy and if LESSOR shall make reasonable efforts to effect the repair of the premises, then the rent accrued or accruing shall not be abated in whole or in part.

11. TERMINATION: LESSOR shall have the right to terminate this Lease in the event of bankruptcy, insolvency or receivership of LESSEE or an assignment by LESSEE for the benefit of the creditors of LESSEE.

12. DEFAULT: Each of the following shall be deemed a default by LESSEE and a material breach of the Lease;

         (a) LESSEE shall fail to make as when due, any monetary payment required by the terms of this Lease; within ten (10) days following the due date thereof;

         (b) LESSEE shall fail to observe, keep or perform any of the other terms, covenants and conditions of this Lease, including, without limitation, the Rules and Regulations referred to in paragraph 8, for a period of ten (10) days after written notice specifying the default;

         (c) LESSEE shall vacate or abandon the premises. Upon the occurrence of any default hereunder, LESSOR may without notice or demand and without limiting LESSOR in the exercise of any other remedy available to it at law or equity;

         (d) Terminate this Lease and LESSEE's right of possession of the premises, enter the premises with or without process of law and recover all damages to which LESSOR is entitled by law, including without limitation, all costs of reletting (including repairs, alterations, improvements,





                       LESSOR    /s/    LESSEE    /s/
                              ---------        ---------
                                   PAGE 3
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decorations to the extent such repairs alterations, improvements and decorations are reasonably necessary to restore the leased premises to as good condition as exists as of the date of execution of the lease, and legal and brokerage fees); or

         (e) Terminate LESSEE's right of possession of the premises without terminating this Lease, enter the premises with or without process of law and, at LESSOR's option, relet the premises on such terms as are acceptable to LESSOR. LESSOR is entitled from LESSEE to the extent permitted by law to all costs of reletting as set forth above. If LESSOR fails to relet the premises or if the rental after reletting is insufficient after payment of all expenses of reletting, as provided above, to satisfy the payments of rent, additional rent and all other payments reserved in this Lease for any month, LESSEE shall pay to LESSOR an amount equal to the rent, additional rent and all other payments required hereunder or LESSEE shall pay any deficiency if the premises have been relet. LESSEE shall pay upon demand, all reasonable costs, and expenses, including attorney's fees incurred by LESSOR in enforcing performance by LESSEE of all terms, covenants and conditions of this LEASE to be performed by LESSEE. LESSEE hereby waives the benefit of the exemption laws of Oklahoma for all debts contracted for rent herein.

13.      RENTAL ADJUSTMENTS:

         (a) LESSOR has determined as the base cost for operating the building the amount of $4.31 per net rentable square foot in the building. If the cost to operate the building during any calendar year in which LESSEE occupies space in the building shall exceed $4.31 per net rentable square foot, the LESSEE shall pay, as additional rental, the proportionate share of such excess computed on the ratio that the rentable square in the demised premises bears to the total rentable square feet in the building and taking into consideration the number of months LESSEE occupied the premises, all of which is expressed in the following formula:

         "A"     being the net rentable square feet leased by the LESSEE.
         "B"     being the total net rentable square feet in the building.
         "C"     being the expenses for the Comparative Year.
         "D"     being the expenses for the Base Year ($4.31/net rentable
                 square foot)
         "E"     being the number of months in the Comparative Year the LESSEE occupies the Leased Premises.
         "F"     being the adjusted rental increase for the Comparative Year.
                 (A/B) x (C-D) x E/12 = F

         Notwithstanding the foregoing, in no event shall the amount owed by LESSEE for such excess operating expenses for any calendar year exceed an amount equal to one hundred six percent (106%) of LESSEE's proportionate share of the excess operating expenses for the previous calendar year.

         (b) The term "operating expenses" shall mean all costs of management, operation and maintenance of the land, the building and other improvements thereon and appurtenances thereto of which the Leased Premises are a part, such costs to be consistent with those that have heretofore been charged and collected by Lessor with respect to the Leased Premises, all accrued and based on a calendar year period, as determined by generally accepted accounting principals, including by way





                       LESSOR    /s/    LESSEE    /s/
                              ---------        ---------
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of illustration but not limitation, real estate and personal property taxes, assessments and governmental charges, property management fees, utility charges, sewerage charges, insurance premiums, janitorial and cleaning services, licenses permits and inspections fees, heating and cooling, maintenance and repairs, general operation and maintenance costs and expenses, labor and supplies, excluding however, depreciation, capital expenditures, costs of building alterations and commissions paid for leasing.

         (c) Within sixty (60) days following the close of a calendar year, LESSEE shall be notified by LESSOR of its calculations for the cost of operating the building for the calendar year just ended. Such notice shall set forth: (i) the total rentable square feet for the building and the total rentable square feet under lease by the LESSEE in the building during the year;
(ii) the cost of operating the building during the year; (iii) the difference between the cost of operating the building and the base cost of $4.31 per net rentable square foot; and (iv) the total additional rental owed by LESSEE for the calendar year just ended.

         (d) LESSEE shall pay to LESSOR the full amount of such rental adjustment within sixty (60) days after receipt of the notice specified above.

         (e) Additionally, after receipt of said notice, LESSEE shall be billed on a monthly basis, an estimated rental adjustment payment in the amount to be determined by dividing the amount of rental adjustment specified in the notice by the number of months LESSEE occupied the demised premises during the year preceding the notice.

                 If the notice shall be delayed beyond January 1st, the monthly estimated rental adjustment payments shall be retroactive to January 1st. The monthly estimated rental adjustments paid shall be credited against the rental adjustment, if any, shown on the next notice. In the event the next notice shows that there was no increase in cost for the year, or shows an upward adjustment which is less than the estimated amount paid by LESSEE, LESSEE will be given credit on the next accruing monthly rental payment until the overpayment has been reduced by zero. In the event the next notice shows a rental adjustment greater than the estimated amount paid for the preceding year. LESSEE shall pay the deficiency within sixty (60) days after receipt of the notice.

         (f) The procedure set forth herein shall continue for each year during the term of this Lease. In the event the notice for the last calendar year of the Lease in which LESSEE occupies the demised premises shows that LESSEE's estimated rental adjustment payments exceeded the amount of the adjustment due, LESSOR shall refund to LESSEE the amount overpaid along with the computation of said amount. In the event the estimated payments did not equal the amount of rental adjustment due, LESSEE shall pay to LESSOR the deficiency within sixty (60) days after receipt of the notice. The parties hereby agree that this provision for payment of adjusted rent shall survive the termination of this Lease.





                       LESSOR    /s/    LESSEE    /s/
                              ---------        ---------
                                   PAGE 5
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15.      HOLDING OVER:  If LESSEE remains in possession of the Leased Premises after the expiration of this Lease, such continued possession may at LESSOR's option be construed as a tenancy from month-to-month at a monthly rental rate equal to one and one-half (1 1/2) times the amount of rent to be paid under paragraphs 3 and 13 of this Lease. In no event shall such tenancy be deemed a waiver of any of LESSOR's rights hereunder, including all rights of re-entry and all rights available at law or equity.

16. RIGHT TO SHOW PREMISES: LESSOR may at any time within sixty (60) days before the expiration of this Lease, upon reasonable notice given to LESSEE, enter the Leased Premises at all reasonable hours of the day for the purpose of offering and showing the premises for lease.

17. ASSIGNMENT OR SUBLETTING: LESSEE may not assign this Lease or sublease the Leased Premises or any part thereof without the written consent of LESSOR which shall not be unreasonably withheld. In the event of any approved assignment or sublease, LESSEE shall not be released from any past, present or future liability arising out of the Lease.

19. CONSTRUCTION OF LEASE: The terms and provisions of this Lease shall be construed in accordance with the internal laws of the State of Oklahoma.

20. MODIFICATIONS: No modifications of any of the terms and conditions of this Lease shall be effective unless reduced to writing and executed by the parties hereto. No such modification shall be made without the consent of LESSOR's first mortgagee.

21. EMINENT DOMAIN: If all of the Leased Premises or such portion thereof as shall prevent LESSEE from using the Leased Premises for the purposes contemplated by this Lease, be taken by virtue of eminent domain, or transferred by agreement in connection with such public or quasipublic





                       LESSOR    /s/    LESSEE    /s/
                              ---------        ---------
                                   PAGE 6
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use with or without condemnation action or proceeding being instituted, this
Lease shall terminate on the date wherein title vests pursuant to such taking and a rent and any additional rents shall be apportioned as of said date and any rent paid for any period beyond said date shall be repaid to LESSEE. LESSEE shall not be entitled to any part of any award or any payment in lieu thereof for a taking of any or all of the Leased Premises, but LESSEE may file a claim for any taking of fixtures and improvements owned by LESSEE and for LESSEE's moving expense.

                 In the event of the taking of a portion of the building by virtue of eminent domain, LESSOR may, at LESSOR's option, terminate this Lease in the manner set forth in the preceding paragraph.

22. FORCE MAJEURE: Neither LESSOR nor LESSEE shall be deemed to be in default with respect to any of the terms, covenants and conditions of this Lease to be performed by LESSOR or LESSEE, as the case may be, for failure to perform or delay caused in whole or in part by any strike, lockout, labor trouble (legal or illegal), civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, wars, casualties, Acts of God, or any other cause beyond LESSOR's reasonable control.

23. NOTICES: Each provision of this Lease, or any applicable governmental laws, ordinances, regulations, and other requirements with reference to the delivery of any notice or to the making of any payment by LESSEE to LESSOR, shall be deemed to be complied with when and if the following steps are taken:

                 (a) All rent and other payments required to be made by LESSEE to LESSOR hereunder shall be payable to LESSOR at the address hereinbelow set forth, or at such other address as LESSOR may specify from time to time by written notice delivered in accordance herewith.

                 (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, certified or registered mail, return receipt request, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice:

LESSOR:                                            LESSEE:

Group Health Service of Oklahoma, Inc.             CONTINENTAL NATURAL GAS
c/o Tooman Collins Associates, Inc.                1412 SOUTH BOSTON
P. O. Box 521090                                   SUITE 500
Tulsa, Oklahoma 74152-1090                         TULSA, OK 74119

24. ENTIRE AGREEMENT: This Lease sets forth the entire agreement between the parties and no amendment or modifications of this Lease shall be binding or valid unless expressed in writing and executed by both parties hereto.

25. ESTOPPEL CERTIFICATE: LESSEE will, upon not less than twenty (20) days prior request by LESSOR, execute, acknowledge, and deliver to LESSOR a statement executed by LESSEE certifying that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications) and the dates to which the rent has been paid, and either stating that to the knowledge of the signer of such certificate no default exists hereunder or specifying each such default of which the signer may have knowledge; it being intended that any such statement may be relied upon by any prospective purchaser or mortgagee of the building.





                       LESSOR    /s/    LESSEE    /s/
                              ---------        ---------
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26.      INSURANCE:  LESSEE, at LESSEE's cost and expense, shall maintain comprehensive general liability insurance insuring LESSOR and LESSEE against any and all claims of liability for injury or damage to persons or property or for the loss of life or of property occurring upon, in or about the Leased Premises, and the public portions of the building caused by or resulting from any act or omission (in whole or in part) of LESSEE, its employees, agents, servants, invitees or guest; such insurance to afford minimum protection during the term of this Lease, in which the limits of public liability shall not be less than $500,000 per person and $1,000,000 per accident, and in which the limits of property damage liability shall not be less than $100,000. All such insurance shall be effected under valid and enforceable policies shall be insured by insurers of recognized responsibility; and shall contain a provision whereby the insurer agrees not to cancel the insurance without ten (10) days prior written notice to LESSOR. LESSEE shall furnish LESSOR with certificates evidencing the aforesaid insurance coverage and renewal policies or certificates therefore shall be furnished to LESSOR at least thirty (30) days prior to the expiration date of each policy for which a certificate was theretofore furnished. If LESSEE fails to provide such policies, LESSOR may do so at LESSEE's expense.

27. SUBORDINATION: This Lease and all rights of LESSEE hereunder are subordinate (i) to the first mortgage or deed of trust, which does now or may hereafter affect the building and (ii) to all increases, renewals, modifications, consolidations, replacements and extensions of any such mortgage or deed of trust. This provision is hereby declared by LESSOR and LESSEE to be self-operative and no further instrument shall be required to effect such subordination. LESSEE shall, however, upon demand at any time execute, acknowledge and deliver to LESSOR and all instruments and certificates necessary or proper to more effectively subordinate this Lease and all rights of LESSEE hereunder to all such mortgage or deed of trust or to confirm or evidence such subordination. If LESSEE shall fail to execute, acknowledge, and deliver any such subordination agreement or certificate, LESSOR may, as the agent and attorney in fact of LESSEE, execute, acknowledge, and deliver the same LESSEE hereby irrevocably appoints LESSOR LESSEE's agent and attorney in fact for such purposes. Such power of attorney shall not terminate on disability of the principal. LESSEE covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage or if the building be sold pursuant to any such deed of trust, to attorn to the purchaser upon any such foreclosure sale or trustee's sale if so requested by such purchaser and to recognize such purchaser as the LESSOR under this Lease. LESSEE shall execute, acknowledge and deliver at any time, upon the request of LESSOR or any holder(s) of any of the mortgages or deeds of trust referred to herein any instrument or certificate which, in the sole judgement of LESSOR or of such holder(s), may be appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. LESSEE hereby irrevocably appoints LESSOR and the holders of the aforesaid mortgages and/or deeds of trust jointly and severally the agent and attorney in fact of LESSEE to execute and deliver for LESSEE any such instrument or certificate. Such power of attorney shall not terminate on disability of the principal. This Lease and all rights of LESSEE hereunder are further subordinate to (i) all around or underlying leases covering the land and/or building or any part thereof in existence at the date hereof and to any and all supplement, modifications, and extensions thereof heretofore and hereafter made, (ii) all applicable governmental ordinances relating to easements, franchises, and other interests or rights appurtenant to the building or any of the land, and (iii) all utility easements and agreements. Notwithstanding the foregoing, however, the holder of any such mortgage of deed of trust shall have the right to subordinate such mortgage or deed of trust to this Lease on such terms and subject to such conditions as such holder





                       LESSOR    /s/    LESSEE    /s/
                              ---------        ---------
shall deem appropriate in its discretion, and LESSEE shall execute any instruments necessary to evidence such subordination.

28. SUBROGATION PROVISION: Provided that this waiver of liability is permitted by LESSOR's and LESSEE's respective policies of insurance and does not limit or impair their respective ability to collect the proceeds of their respective policies, LESSOR and LESSEE hereby each waive as against the other any and all claims and demands of whatsoever nature for damages, loss or injury to the other's property in, upon or about the premises or the building.

29. BROKERAGE: LESSEE warrants that it has dealt with no broker, agent or other person in connection with the negotiation or execution of this Lease and that no broker, agent or other person performed any services in connection with this Lease other than Tooman Collins Associates, Inc. whose commission shall be paid by LESSOR under a separate agreement. LESSEE shall indemnify and hold LESSOR harmless from and against any claims by any other broker, agent or other person for compensation by virtue of having dealt with LESSEE with regard to this leasing transaction. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

30. SPECIAL PROVISIONS: LESSEE shall have one (1) two (2) year option to renew this Lease at then current market rates. Tenant will notify Landlord of intention to renew, in writing, at least 120 days prior to end of term. Lessee shall have the right of first refusal on the remainder of the fifth floor. Tenant shall have three (3) days after receipt of notice to respond to notice. Lessee shall have twenty-five (25) spaces in the parking garage. Tenant can keep covered space, which are currently assigned to them.

         NO failure by LESSOR to insist on strict performance of any terms of this Lease or exercising any right, power, or remedy in connection therewith, and no acceptance of full or partial rent or other payment during the continuance of any such breach shall constitute a waiver of any such breach or such Lease Term.

         This Lease shall be binding on the heirs, executors, administrators, successors, and assigns of the parties hereto.


LESSOR:                                       LESSEE:

GROUP HEALTH SERVICE                          CONTINENTAL NATURAL GAS INC.
OF OKLAHOMA, INC.


By: /s/                                       By: /s/
    -----------------------------------           ------------------------------

Title: President/CEO                          Title: Vice President






                       LESSOR    /s/    LESSEE    /s/
                              ---------        ---------
                                   PAGE 9